Supplement dated March 14, 2014 to the Prospectus dated May 1, 2013 for the policies issued by Pacific Life & Annuity Company

Capitalized terms used in this supplement are defined in the Prospectus unless otherwise defined herein. ‘‘We,’’ ‘‘us,’’ or ‘‘our’’ refer to Pacific Life & Annuity Company; ‘‘you’’ or ‘‘your’’ refer to the Policy Owner.

This supplement must be preceded or accompanied by the Prospectus dated May 1, 2013, as supplemented. Please retain it for future reference.

The Pacific Select Fund Small-Cap Growth Portfolio.

Effective May 1, 2014, we will no longer allow transfers or premium payment allocations to the Pacific Select Fund Small-Cap Growth Portfolio (“Small-Cap Growth Portfolio”), even if you have Accumulated Value. Unless you elect to transfer out of that portfolio, any Accumulated Value you have allocated to the Small-Cap Growth Portfolio prior to May 1, 2014 will remain in the Small-Cap Growth Portfolio. Unless you instruct us otherwise, starting May 1, 2014, any outstanding instruction you have on file with us that designates the Small-Cap Growth Portfolio will be deemed an instruction for the Fidelity VIP Money Market Portfolio – Service Class. This includes, but is not limited to, instructions for premium payment allocations, withdrawals and transfer instructions (including instructions under any transfer service). Please work with your life insurance producer to determine if your existing instructions should be changed before or after May 1, 2014.

Form No. 85-42550-00